EXHIBIT 23(a)


                      CONSENT  OF  INDEPENDENT  ACCOUNTANTS



We consent to the inclusion in this registration statement on Form SB-2 of our report, dated May 6, 2002, on our audits of the financial statements of Texas Commercial Resources, Inc. for the years ended December 31, 2001 and 2000. We also consent to the reference to our firm under the caption "Experts".


                                            /s/  Ham, Langston & Brezina, L.L.P.


Houston,  Texas
January  21,  2003

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